IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated November 23, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for the iShares Core Russell U.S. Growth ETF (IUSG) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around January 23, 2017:

	Current	New
Fund Name	iShares Core Russell U.S. Growth ETF	iShares Core S&P U.S. Growth ETF
Underlying Index	Russell 3000® Growth Index	S&P 900 Growth Index
Index Provider	FTSE Russell	S&P Dow Jones Indices LLC
Investment Objective	The iShares Core Russell U.S. Growth ETF seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit growth characteristics.	The iShares Core S&P U.S. Growth ETF seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.

Change in the Fund’s Principal Investment Strategies

The first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the S&P 900 Growth Index (the “Underlying Index”), which measures the performance of the large- and mid- capitalization growth sector of the U.S. equity market. It is a subset of the S&P 900, which combines the S&P 500® and the S&P MidCap 400® and consists of those stocks in the S&P 900 exhibiting strong growth characteristics, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), a subsidiary of S&P Global, Inc., representing approximately 50.74% of the market capitalization of the S&P 900, as of October 31, 2016. Components of the Underlying Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The second full paragraph on page S-3 of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Underlying Index is a product of S&P Dow Jones Indices LLC, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Change in the Fund’s Other Risks

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to delete “Financials Sector Risk” and to add the following:

Real Estate Investment Risk. The Fund invests in Real Estate Companies, such as real estate investment trusts (“REITs”), real estate holding companies, or real estate management or development companies which exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially magnify the Fund’s losses.

Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region, industry or property type.

Equity REITs Risk. Certain REITs may make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REIT and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations.

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, investments may be subject to defaults by borrowers and tenants. Leveraging may also increase repayment risk.

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities may be volatile. There may be less trading in Real Estate Company shares, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions.

Operational Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate

Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; eminent domain seizures; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate.

Repayment Risk. The prices of Real Estate Company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Companies to make payments of interest and principal on their loans will be adversely affected.

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures.

Change in the Fund’s Construction and Maintenance of the Underlying Index

The section of the SAI entitled “Russell 3000® Growth Index” on page 43 is deleted in its entirety.

The following new section entitled “S&P 900 Growth Index” is added to the section of the SAI starting on page 44 entitled “The S&P Indexes”:

S&P 900 Growth

Number of Components: approximately 547

Index Description. The S&P 900 Growth Index is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IUSG-S

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated November 23, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for the iShares Core Russell U.S. Value ETF (IUSV) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around January 23, 2017:

	Current	New
Fund Name	iShares Core Russell U.S. Value ETF	iShares Core S&P U.S. Value ETF
Underlying Index	Russell 3000® Value Index	S&P 900 Value Index
Index Provider	FTSE Russell	S&P Dow Jones Indices LLC
Investment Objective	The iShares Core Russell U.S. Value ETF seeks to track the investment results of a broad-based index composed of U.S. equities that exhibit value characteristics.	The iShares Core S&P U.S. Value ETF seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics.

Change in the Fund’s Principal Investment Strategies

The first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the S&P 900 Value Index (the “Underlying Index”), which measures the performance of the large- and mid- capitalization value sector of the U.S. equity market. It is a subset of the S&P 900, which combines the S&P 500® and the S&P MidCap 400® and consists of those stocks in the S&P 900 exhibiting strong value characteristics, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), a subsidiary of S&P Global, Inc., representing approximately 49.26% of the market capitalization of the S&P 900, as of October 31, 2016. The Underlying Index may include large- and, mid- capitalization companies. Components of the Underlying Index primarily include financials, energy, industrials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The second full paragraph on page S-3 of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Underlying Index is a product of S&P Dow Jones Indices LLC, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Change in the Fund’s Summary of Principal Risks

The section is amended to delete “Information Technology Sector Risk” and to add the following:

Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Change in the Fund’s Discussion of Principal Risks

The section is amended to delete “Information Technology Sector Risk” and to add the following:

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Change in the Fund’s Other Risks

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to delete “Industrials Sector Risk” and “Small-Capitalization Companies Risk” and to add the following:

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Change in the Fund’s Construction and Maintenance of the Underlying Index

The section of the SAI entitled “Russell 3000® Value Index” on page 43 is deleted in its entirety.

The following new section entitled “S&P 900 Value Index” is added to the section of the SAI starting on page 44 entitled “The S&P Indexes”:

S&P 900 Value Index

Number of Components: approximately 665

Index Description. The S&P 900 Value Index is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IUSV-S

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE